Target Total Return Bond Portfolio

a series of The Target Portfolio Trust

Supplement dated April 7, 2015 to the
Prospectus and Statement of Additional Information dated September 25, 2014, and the Summary Prospectus dated
September 25, 2014, as supplemented September 29, 2014

At a meeting of the shareholders of the Target Total Return Bond Portfolio held on April 7, 2015, shareholders approved the fund reorganization described below:

Target Fund	Acquiring Fund
Target Total Return Bond Portfolio of The Target Portfolio Trust	Prudential Total Return Bond Fund of Prudential Investment Portfolios, Inc. 17

Pursuant to this reorganization, the assets and liabilities of the Target Fund will be exchanged for shares of the Acquiring Fund, and shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be equal in value, will be of the same class, except that Class T shareholders of the Target Fund will receive Class Z shares of the Acquiring Fund, and each share class will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Target Fund shares held by such shareholders immediately prior to the reorganization.

The reorganization transaction is expected to be completed as of the close of business on the New York Stock Exchange on or about Friday, April 24, 2015. In anticipation of the upcoming reorganization, generally the last day for purchases and exchanges into Target Fund will be at the close of business on Thursday, April 23, 2015.

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